SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the ___ day of May 2010, by and between Vyteris, Inc., a Nevada corporation (the “Company”), and the investors listed on the Schedule of Investors attached hereto (each an “Investor” and collectively, the “Investors”).

WITNESSETH:

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, (a) 6% convertible promissory notes in the aggregate principal amount of up to $1,300,000  (the “Note”), in the form attached as Exhibit A hereto, and (b) a warrant (the “Warrant”), in the form attached as Exhibit B hereto, to purchase a number of shares of the Company’s common stock, $0.015 par value per share (the “Common Stock”) equal to one half of the principal amount of the Notes divided by the exercise price of $0.25 per share, pursuant to the provisions of this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Purchase and Sale of Note and Warrant.

1.1         Issuance and Sale of Note and Warrant.  Subject to the terms and conditions of this Agreement, the Investors severally and not jointly agree to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investors at the Closing, the amount of Notes and the Warrants set forth opposite each Investor’s name on the Signature Page hereto, for an aggregate purchase price of up to One Million Three Hundred Thousand ($1,300,000) Dollars (the “Purchase Price”).

1.2	Closing.

(a)           The purchase and sale of the Note and the Warrant (the “Closing”) shall take place at the offices of the Company, 13-01 Pollitt Drive, Fairlawn, New Jersey  07410 at 10:00 a.m., on May __, 2010, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing.

(b)           At the Closing, the Company shall deliver to the Investors, the Note and the Warrant, against payment of the Purchase Price by wire transfer to the Company.

2.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors, except as set forth on a Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit C (the “Schedule of Exceptions”), the following:

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2.1           Subsidiaries.  The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity except as disclosed in the SEC Reports (as hereinafter defined) (each, a “Subsidiary” and collectively, the “Subsidiaries”).  Unless the context requires otherwise, all references herein to the “Company” shall refer to the Company and its Subsidiaries. The Company is not a party to any joint venture, partnership, or similar arrangement.

2.2           Organization, Good Standing, and Qualification.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted.  The Subsidiaries are duly organized in their respective jurisdictions of organization, validly existing and in good standing in such respective jurisdictions and each has the power and authority to carry on its respective business as now conducted. The Company and the Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect (as hereafter defined) on the Company’s business or properties.

2.3           Capitalization and Voting Rights.   The number of authorized, issued and outstanding capital stock of the Company is described in the SEC Reports (as defined in Section 2.10 below).  Except as disclosed in the SEC Reports, no securities of the Company or any Subsidiary are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents (defined hereinafter).  Except as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

2.4           Authorization.  All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement, the Note and the Warrant (collectively, the “Transaction Documents”), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), and delivery of the Note and the Warrant being sold hereunder, the equity securities issuable upon conversion of the Note and the Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”), has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

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2.5         Valid Issuance of Note, Warrant and Common Stock.

(a)           The Note and the Warrant are being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration provided for herein, will be duly and validly issued, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws.  The equity securities issuable upon conversion of the Note and upon exercise of the Warrant have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Note and the Warrant (and upon payment of the exercise price as required by the Warrant), respectively, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Note and the Warrant hereunder.

(b)           All outstanding shares of Common Stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

2.6         Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) a proper Form D in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and applicable Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect on the results or operations of the Company and its Subsidiaries taken as a whole (“Material Adverse Effect”).

2.7         Litigation.  There is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs, or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.  The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.  The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

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2.8           Compliance with Other Instruments.  The Company is not in violation or default of any provisions of its Amended and Restated Articles of Incorporation or Bylaws or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.  The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

2.9           Compliance with Laws.  The conduct of business by the Company and each Subsidiary as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or any Subsidiary conducts or proposes to conduct such business, except such regulation as is applicable to commercial enterprises generally.  Neither the Company nor any of the Subsidiaries has received any notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

2.10         SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof  (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedule of Exceptions to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.           Representations and Warranties of the Investors.  Each of the Investors, severally and not jointly, hereby represent and warrant that:

3.1           Authorization.  The Transaction Documents constitute valid and legally binding obligations of the Investor enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2           Purchase Entirely for Own Account.  The Notes and the Warrants to be purchased by the Investor and the equity securities issuable upon conversion of the Notes and the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) will be acquired for investment for the Investor’s own account and not with a view to the resale or distribution of any part thereof.  The Investor represents that it has full power and authority to enter into this Agreement.

3.3           Disclosure of Information.  The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Note and the Warrant.  The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrant.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.4           Accredited Investor.  The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”), as presently in effect.

3.5           Restricted Securities.  Investor understands that the Note and the Warrant (and the equity securities issuable upon conversion of the Note and Common Stock issuable upon exercise of the Warrant) that it is purchasing is characterized as “restricted securities” under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

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3.6           High Risk and Speculative Investment.  Investor recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (a) the Company requires funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Notes and the Warrants is extremely limited; (e) in the event of a disposition, the Investor could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Notes, Warrants and the Common Stock; and (h) that the Common Stock may not successfully become actively traded.

3.7           Use of Proceeds.  Investor acknowledges and understands that the proceeds from the sale of the Notes may be used by the Company to settle amounts owed to a Ferring Pharmaceuticals Inc., a former drug development partner of the Company and for general working capital purposes.

3.8           Legends.  It is understood that the certificates evidencing the Notes and the Warrants (and the equity securities issuable upon conversion and exercise thereof, respectively) may bear one or all of the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

4.            Conditions of the Investors’ Obligations at Closing.  The obligations of the Investors under subsection 1.1(a) of this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions:

4.1           Representations and Warranties.  The representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2           Performance.  The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3           Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and counsel to the Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

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4.4            Delivery of Note and Warrant.  The Company shall have delivered the Note and the Warrant to the Investors, as specified in Section 1.

5.           Conditions of the Company’s Obligations at Closing.  The obligations of the Company to the Investors under this Agreement is subject to the fulfillment on or before any Closing of each of the following conditions by the Investors:

5.1           Representations and Warranties.  The representations and warranties of the Investors contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

5.2           Payment of Purchase Price.  The Investors shall have delivered the purchase price specified in Section 1.2.

6.             Indemnification.  The Company agrees to indemnify and hold harmless Investors and any of Investors’ general partners, employees, officers, directors, members, agents and other representatives (collectively, the “Indemnitees”), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions, to which the Indemnitees may become subject, whether under the act or any rules or regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rules or regulations promulgated thereunder, or any state law or regulation, or common law, arising out of, related to or in any way attributable to the Indemnitee’s investment in the Company, including, but not limited to, investigations, proceedings, claims or actions and any expenses, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any breach of any representation, warranty, agreement, obligation or covenant of the Company contained herein.  The Company also agrees to reimburse the Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred.

7.           Miscellaneous.

7.1           Survival of Warranties.  All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for a period of one year.  The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors.  The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

7.2           Successors and Assigns.  This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Investor shall be permitted to assign its rights under this Agreement and the Ancillary Agreements to any affiliate of such Investor.

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7.3           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.  The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.  The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

7.4           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

7.5           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6           Notices.  Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

If to the Investors to:

The addresses sent forth on the signature pages attached.

If to Company, to:

Vyteris, Inc.
13-01 Pollitt Drive
Fairlawn, New Jersey  07410
Attention: Joseph Himy, Chief Financial Officer
Fax:  (201) 703-2295

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With a copy to:

Law Offices of Jolie Kahn, Esq.
61 Broadway, Suite 2820
New York, New York 10006
Attention: Jolie Kahn, Esq.
Fax:  (212) 422-4910

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

7.7           Finder’s Fee.  Each of the parties hereto represent that it neither is nor will it be obligated for any finders’ or brokers’ fee or commission in connection with this transaction; provided, however, that the Company is required to pay compensation to one or more finders of up to 10% cash commission, 3% expense allowance and 20% warrant coverage.

7.8           Transaction Expenses; Enforcement of Transaction Documents.  The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.   If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

7.10         Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.11         Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company:

VYTERIS, INC.

By:
Name:
Title:

Investors:
[TO SIGN AND COMPLETE FINANCING
SIGNATURE PAGE ANNEXED HERETO]

FINANCING SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By execution and delivery of this signature page, you are agreeing to become an Investor, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among Vyteris, Inc., a Nevada corporation (the “Company”) and the Investors (as defined in the Purchase Agreement), dated as of May __, 2010, and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

INVESTOR:	PRINCIPAL AMOUNT OF NOTE
PURCHASED: $
Print Name:
Date:
Signature:
Contact Person:
Title (if entity)
Telephone No.

Street Address	E-mail Address:

Soc Sec # or Fed ID #
Street Address – 2nd line

City, State, Zip

FINANCING SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SCHEDULE OF INVESTORS

[TO BE COMPLETED BY COMPANY AT CLOSING]

Name	Principal Amount of Note

FINANCING SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

EXHIBIT A

NOTE

[ATTACHED SEPARATELY]

EXHIBIT B

WARRANT

[ATTACHED SEPARATELY]

EXHIBIT C

SCHEDULE OF EXCEPTIONS

None

EXHIBIT A

FORM OF

6% SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS PROMISSORY NOTE AND THE SECURITIES OBTAINABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
6% SUBORDINATED CONVERTIBLE PROMISSORY NOTE

No. SCPN-[ ]	______ __, 2010
U.S. $ _____________

FOR VALUE RECEIVED, the undersigned, Vyteris, Inc., a Nevada corporation (the “Company”), hereby unconditionally promises to pay ____________________ (the “Holder”), on the Maturity Date (as defined in Section 1 hereof) to the order of the Holder, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ ($________) Dollars (the “Principal Amount”).  Simple interest shall accrue and be payable under this Note at the Maturity Date or upon conversion at the rate of 6% per annum (“Interest”).

This Note shall be binding upon the Company and its successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns.  The Company may not assign or delegate any of its duties or obligations under this Note without the written consent of the Holder.

This Note is one of a series of 6% subordinated convertible promissory notes of like tenor and ranking made by the Company in favor of certain investors and issued, from time to time (collectively, the “Notes”) pursuant to that certain Securities Purchase Agreement by and between the Company and certain investors, including the Holder, of even date herewith (the “Securities Purchase Agreement”).  Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on the outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

1.           Maturity.  Unless otherwise converted into Equity Securities of the Company in accordance with the Section 5 hereof, this Note shall mature on September 30, 2010, unless such date shall be otherwise extended in writing by the Holder (such date, the “Maturity Date”).  On the Maturity Date, unless, and to the extent, converted into Equity Securities in accordance with the provisions hereof, any and all outstanding principal and Interest due and owing under the Note shall be immediately paid by the Company.

2.           Intentionally Omitted.

3.           Affirmative Covenants.  The Company covenants and agrees that, while any amounts under this Note are outstanding, it shall:

(a)           Do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b)           Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP;

(c)           Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, “Requirements”) of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Company or any of its properties, except where the failure to so comply would not have a Material Adverse Effect (as defined in this Section 3);

(d)           Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e)           Keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, and maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage or injury to persons and property; and

(f)           Reserve and keep available out of its authorized and unissued Common Stock (as defined below) solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 6 hereof) upon the conversion of the aggregate principal amount of this Note.

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For purposes hereof, “Material Adverse Effect” shall an event, matter, condition or circumstance which has or would reasonably be expected to have a material adverse effect on the business, operations, economic performance, assets, financial condition, material agreements or results of operations of the Company and its wholly owned subsidiary, Vyteris, Inc., a Delaware corporation, considered as a whole.

4.           Negative Covenants.  The Company covenants and agrees that while any amount of this Note is outstanding it will not directly or indirectly:

(a)           Declare or pay, directly and indirectly, any dividends or make any distributions, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock (including without limitation any preferred stock) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or any option, warrant or other right to purchase or acquire any such shares (in each case other than repurchases from terminated employees of the Company) or set aside any amount for any such purpose; or

(b)           Sell, transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for reasonable consideration and in the ordinary course of business.

5.           Conversion.

(a)           Conversion Price and Optional Conversion.  The Holder shall have the right, at its option, to convert all or a portion of the Principal Amount of this Note, together accrued but unpaid interest, into equity securities of the Company (collectively, the “Equity Securities”) issued in a subsequent equity securities financing of the Company (such financing the “Next Equity Financing”).  The number of Equity Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the principal amount of this Note being converted plus, accrued but unpaid interest by (ii) the price per share (or unit) at which the Equity Security is sold in the Next Equity Financing (hereinafter referred to as the “Conversion Price”)  Any fraction of an Equity Security resulting from this calculation shall be rounded upward to the next whole share.  The Equity Securities issued to Holder shall have rights, preferences, privileges and restrictions (including, without limitation, registration rights, preemptive rights and any other contractual rights) identical to those granted to or received by the other investors in the Next Equity Financing.  The Company covenants to cause such securities, when issued pursuant to this Section 5(a), to be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, other than any taxes, liens or charges not caused by the Company.  In the event that the Principal Amount of this Note and accrued interest exceeds the amount being converted, the Company shall, upon such conversion execute and deliver to the Holder a new Note for the Principal Amount and accrued interest of this Note surrendered which is not being converted.

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(b)           Mechanics and Effect of Conversion.  To exercise the conversion privilege, the Holder shall surrender this Note, together with a written conversion notice, (a “Written Election to Convert”) in the form attached hereto as Exhibit A, to the Company at its principal office within 10 business days of its receipt of notice by the Company with respect to either the proposed consummation or the actual consummation of the Next Equity Financing.  This Note or portion thereof shall be deemed to have been converted upon the closing of the Next Equity Financing that follows the Company’s receipt of the Written Election to Convert, and the Holder, or the nominee or nominees of such Holder, shall be treated for all purposes as the record holder of the Equity Securities deliverable upon such conversion as of the close of business on such date.  At its expense, the Company will, within 15 days thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of Equity Securities to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note.  Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Principal Amount and accrued interest being converted including without limitation the obligation to pay such portion of the Principal Amount and accrued interest.  In the event this Note is surrendered to the Company together with a Written Election to Convert and the Next Equity Financing is not consummated within 30 calendar days following the Company’s receipt of such materials, the Company shall promptly return the original Note, together with the Written Election to Convert, to the Holder.

6.           Adjustments.

                 (a)          Stock Dividends and Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion of this Note shall be proportionately adjusted.  Any adjustment made pursuant to this Section 6(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)           Mergers, Consolidations, Etc. In the event of any consolidation or merger of Company with or into another corporation or the conveyance of all or substantially all of the assets of Company to another corporation or entity, this Note shall thereafter be convertible into the number of shares of capital stock or other securities or property to which a holder of the number of Common Stock deliverable upon conversion hereof would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest of Holder thereafter, to the end that the provisions set forth herein (including provisions with respect to adjustments in the Conversion Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion hereof.

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7.           Events of Default.  The entire unpaid Principal Amount under this Note shall upon written notice to the Company, forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called “Events of Default”) shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

(a)           the Company shall default in the performance of, or violate any of the covenants and agreements contained in this Note, including without limitation, the failure to pay amounts due under this Note on its Maturity Date, or any of the other Notes on their Maturity Date;

(b)           there shall be a dissolution, termination of existence, suspension or discontinuance of the Company’s business for a continuous period of 20 days or it ceases to operate as going concern;

(c)           if the Company shall:

(i)           admit in writing its inability to pay its debts generally as they become due;
(ii)          file a petition in bankruptcy or a petition to take advantage of any insolvency act;
(iii)         convey any material portion of the assets of the Company to a trustee, mortgage or liquidating agent or make an assignment for the benefit of creditors;

(iv)         consent to the appointment of a receiver, trustee, custodian or similar official, for the Company or any material portion of the property or assets of the Company; or

(v)          on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

(vi)         file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

(d)           if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Company, a receiver of the whole or any substantial part of the Company’s assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof;

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(e)           if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of the Company’s assets and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control; or

(f)           the Company shall default in any of its obligations under any other promissory note, indenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

8.           Guarantor.  Vyteris, Inc., a Delaware corporation (the “Guarantor”), hereby irrevocably, absolutely and unconditionally guarantees to the Holder the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of the Company to Holder under, by reason of, or pursuant to this Note (the “Obligations”), including any amendments, extensions, renewals and increases hereof or hereto, and all reasonable costs and expenses of the Holder  incurred in the enforcement or collection of the foregoing, including reasonable attorneys' fees and disbursements, court costs, collection agency costs, and other ordinary out of pocket expenses incurred in enforcing Holder’s rights hereunder or thereunder.  If the Company fails for any reason whatsoever punctually to perform the Obligations, the Guarantor shall cause each and every such Obligation to be satisfied and performed as if the Guarantor instead of the Company were the primary obligor of the Company’s obligations under this Note.  Guarantor hereby agrees that his obligations under this Guarantee shall be unconditional and irrevocable and that Guarantor shall be fully liable in respect of the Obligations and whether or not any action has been taken to enforce the same or any judgment obtained against the Company, whether or not any time or indulgence has been granted to the Company by or on behalf of the Holder.  The Guarantor represents and warrants to Holder that this guarantee is a valid and binding obligation of the Guarantor and is enforceable against it in accordance with its terms.

9.           Remedies.  In case any one or more of the Events of Default specified in Section 7 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce the Holder’s rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the Holder.

10.          Amendments and Waivers.  The terms of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the Holder’s consent.

11.          Notices.  (i)  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

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(ii)           Any party may give any notice, request, consent or other communication under this Note using any other means (including personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 11.

12.           Severability.  The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

13.           Governing Law.  This Note shall be governed by and construed under the laws of the State of New York applicable to agreements made and to be performed entirely within such jurisdiction.

14.           Waivers.  The nonexercise by either party of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and the Guarantor have caused its duly authorized officers to execute this Note as of the date first written above.

COMPANY:

VYTERIS, INC., a Nevada corporation

By:
Name:
Title

GUARANTOR:

VYTERIS, INC., a Delaware corporation

By:
Name:
Title

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EXHIBIT A
WRITTEN ELECTION TO CONVERT

______________________, the registered holder of this 6% Subordinated Convertible Promissory Note, issued May ___, 20109, hereby gives notice of the conversion of $___________ of Principal Amount, together with accrued interest into Equities Securities of Vyteris, Inc.  identical to those issued in the Next Equity Financing at the applicable Conversion Price.

Signature of Holder:

(must be in exact name as listed on the first page of this Note)

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EXHIBIT B

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

FORM OF

COMMON STOCK PURCHASE WARRANT

No. VYT-	Dated: ___________

VYTERIS, INC.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [_____________] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the fifth (5th) year anniversary of the Initial Exercise Date (the “Termination Date”), to subscribe for and purchase from Vyteris, Inc., a Nevada corporation (the “Company”), up to [________]1 shares (the “Warrant Shares”) of Common Stock, par value $0.015 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

1.           Definitions.  Capitalized terms are used as defined herein.

2.           Exercise.

(a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five (5) trading days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or check drawn on a United States bank.

1  200,000 shares for each $100,000 invested.

(b)           Exercise Price.  The exercise price of the Common Stock under this Warrant shall be $0.25 per share, subject to adjustment hereunder (the “Exercise Price”).

(c)           Cashless Exercise.  This Warrant may also be exercised at any time or times on or after the Initial Exercise Date and on or before the Termination Date by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP (as defined below) on the trading day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          “Trading Market” means whichever of the New York Stock Exchange, the NYSE AMEX, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market on which the Common Stock is listed or quoted for trading on the date in question.

          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b)  if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company.

(d)          Mechanics of Exercise.

(i)           Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges imposed by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii)           Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) trading days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price and completed Notice of Exercise are received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vi) prior to the issuance of such shares, have been paid.

(iii)           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iv)           Buy-In Rights.  In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the fifth trading day after the date on which delivery of such certificate is required by this Warrant, and if after such fifth trading day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within ten trading days after the Holder’s request, honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(v)           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(vi)           Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(vii)           Closing of Books.  The Company will not close its stockholder books or records prior to the Termination Date in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

3.           Certain Adjustments.

(a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)           Additional Issuances of Equity Securities.  If the Company, at any time while this Warrant is outstanding, shall issue or sell any Equity Securities (as defined below) at an effective price per share less than the then effective Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, conversion, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Base Share Price.  Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of Exempt Issuances (as defined below).  The Company shall notify the Holder in writing as promptly as reasonably possible following the issuance of any Equity Securities subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance while this Warrant is outstanding, after the date of such Dilutive Issuance the Holder is entitled to the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

For purposes of this Section 3(b), the following definitions shall apply:

“Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Equity Securities” means (i) Common Stock and (ii) Common Stock Equivalents.

“Exempt Issuance” means (i) any Equity Securities issued or issuable pursuant to options, warrants or other rights issued or issuable to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to equity incentive plans or other employee benefit arrangements; (ii) any Equity Securities issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the Closing Date; (iii) any Equity Securities issued or issuable for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination; (iv) any Equity Securities issued or issuable in connection with any stock split, stock dividend or recapitalization by the Company; (v) any Equity Securities issued or issuable pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution; and (vi) any Equity Securities issued or issuable to the Placement Agent or its affiliates.  For clarification purposes, warrants that are issued at a Base Share Price pursuant to the Memorandum at closings subsequent to the issuance of this Warrant shall not be deemed to be an Exempt Issuance hereunder.

                        (d)          Warrant Shares.   Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, as applicable, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased, as applicable, number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person (other than a transaction effected solely to change the domicile of the Company), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) or (E) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such Fundamental Transaction by a Holder, of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(e) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(f)            Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g)           Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

(h)           Notice to Holders.

(i)           Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly as reasonably possible mail to each Holder a notice setting forth the Exercise Price after such adjustment.  If the Company issues a variable rate security, the Company shall be deemed to have issued Equity Securities at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the following sentence).  The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

(ii)           Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least five (5) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 5-day period commencing on the date of such notice to the effective date of the event triggering such notice.

4.            Transfer of Warrant.

(a)           Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of the Subscription Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)           Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act of 1933 (the “Securities Act”) and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

5.            Miscellaneous.

(a)           Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

(b)           No Rights as Shareholder Until Exercise.  Except as may be specifically set forth herein, this Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

(c)           Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(e)           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market or OTC Bulletin Board upon which the Common Stock may be listed/traded.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f)          Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

(g)          Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(h)          Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

(i)          Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

(j)          Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k)          Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(l)          Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m)          Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)          Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first set forth above.

VYTERIS, INC.

By:

Print Name:

Title:

NOTICE OF EXERCISE

TO:           VYTERIS, INC.

(1)  The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ____________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ______________________________________________________

Name of Authorized Signatory: ________________________________________________________________________

Title of Authorized Signatory: _________________________________________________________________________

Date: _____________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:             _____________________________

Holder’s Address:               _____________________________

 _____________________________

Signature Guaranteed:  ______________________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.